EXHIBIT 21

SUBSIDIARY(1)	JURISDICTION IN WHICH ORGANIZED

ADC PHILIPPINES, INC.	PHILIPPINES
ADESPAN S.R.L.	ITALY
ADESPAN U.K. LIMITED	UNITED KINGDOM
ADHIPRESS BANGLADESH LTD.	BANGLADESH
ADHIPRESS (HONG KONG) LTD.	HONG KONG
ALKAHN HONG KONG LABELS LTD.	HONG KONG
AMERICAN TRIM PRODUCTS (ASIA) LIMITED	HONG KONG
AVERY CORP.	U.S.A.
AVERY DE MEXICO SRL DE CV	MEXICO
AVERY DENNISON AUSTRALIA GROUP HOLDINGS PTY LIMITED	AUSTRALIA
AVERY DENNISON AUSTRALIA INTERNATIONAL HOLDINGS PTY LTD.	AUSTRALIA
AVERY DENNISON AUSTRALIA PTY LTD.	AUSTRALIA
AVERY DENNISON BELGIE BVBA	BELGIUM
AVERY DENNISON BENELUX BVBA	BELGIUM
AVERY DENNISON BULGARIA EOOD	BULGARIA
AVERY DENNISON BV	NETHERLANDS
AVERY DENNISON CANADA CORPORATION	CANADA
AVERY DENNISON CENTRAL EUROPE GMBH	GERMANY
AVERY DENNISON CHILE S.A.	CHILE
AVERY DENNISON COLOMBIA S. A.	COLOMBIA
AVERY DENNISON CONVERTED PRODUCTS DE MEXICO, S.A. DE C.V.	MEXICO
AVERY DENNISON CONVERTED PRODUCTS EL SALVADOR S. A. DE C. V.	EL SALVADOR
AVERY DENNISON COORDINATION CENTER BVBA	BELGIUM
AVERY DENNISON C.A.	VENEZUELA
AVERY DENNISON DE ARGENTINA S.A.	ARGENTINA
AVERY DENNISON DEUTSCHLAND GMBH	GERMANY
AVERY DENNISON DO BRASIL LTDA.	BRAZIL
AVERY DENNISON DOMINICAN REPUBLIC S. A.	DOMINICAN REPUBLIC
AVERY DENNISON EGYPT LLC	EGYPT
AVERY DENNISON ETIKET TICARET LIMITED SIRKETI	TURKEY
AVERY DENNISON EUROPE GMBH	SWITZERLAND
AVERY DENNISON EUROPE HOLDING (DEUTSCHLAND) GMBH & CO KG	GERMANY
AVERY DENNISON FINANCE BELGIUM BVBA	BELGIUM
AVERY DENNISON FINANCE GERMANY GMBH	GERMANY
AVERY DENNISON FINANCE LUXEMBOURG II SARL	LUXEMBOURG
AVERY DENNISON FINANCE LUXEMBOURG S. A. R. L.	LUXEMBOURG
AVERY DENNISON FINANCE LUXEMBOURG III SARL	LUXEMBOURG
AVERY DENNISON FOUNDATION	U.S.A.
AVERY DENNISON FRANCE S.A.S.	FRANCE
AVERY DENNISON G HOLDINGS I LLC	U.S.A.
AVERY DENNISON G HOLDINGS III LLC	U.S.A.
AVERY DENNISON G INVESTMENTS 111 LIMITED	GIBRALTAR
AVERY DENNISON G INVESTMENTS V LIMITED	GIBRALTAR
AVERY DENNISON GROUP DANMARK APS	DENMARK
AVERY DENNISON GROUP SINGAPORE (PTE) LIMITED	SINGAPORE
AVERY DENNISON GULF FZCO	UNITED ARAB EMIRATES
AVERY DENNISON HOLDING GMBH	GERMANY
AVERY DENNISON HOLDING LUXEMBOURG S. A. R. L.	LUXEMBOURG
AVERY DENNISON HOLDING & FINANCE THE NETHERLANDS BV	NETHERLANDS
AVERY DENNISON HOLDINGS LLC	U.S.A.
AVERY DENNISON HOLDINGS NEW ZEALAND LIMITED	NEW ZEALAND

AVERY DENNISON HONG KONG BV	NETHERLANDS
AVERY DENNISON HONG KONG HOLDING I B.V.	NETHERLANDS
AVERY DENNISON HONG KONG HOLDING II B.V.	NETHERLANDS
AVERY DENNISON IBERICA, S.A.	SPAIN
AVERY DENNISON INNOVATIONS LLC	U.S.A.
AVERY DENNISON INTELLIGENT HEALTHCARE SOLUTIONS LLC	U.S.A.
AVERY DENNISON INVESTMENT LUXEMBOURG II SARL	LUXEMBOURG
AVERY DENNISON INVESTMENTS LUXEMBOURG S.A.R.L.	LUXEMBOURG
AVERY DENNISON INVESTMENTS LUXEMBOURG III SARL	LUXEMBOURG
AVERY DENNISON INVESTMENTS LUXEMBOURG IV SARL	LUXEMBOURG
AVERY DENNISON INVESTMENTS LUXEMBOURG V SCA	LUXEMBOURG
AVERY DENNISON ITALIA S.R.L.	ITALY
AVERY DENNISON JAPAN K.K.	JAPAN
AVERY DENNISON JAPAN MATERIALS COMPANY LTD.	JAPAN
AVERY DENNISON KAGIT URUNLERI SANAYI TICARET LIMITED SIRKETI	TURKEY
AVERY DENNISON KOREA LIMITED	SOUTH KOREA
AVERY DENNISON LABELS LIMITED	HONG KONG
AVERY DENNSION LABELS & RIBBONS LIMITED	UNITED KINGDOM
AVERY DENNISON LANKA (PRIVATE) LIMITED	SRI LANKA
AVERY DENNISON LUXEMBOURG SALES SARL	LUXEMBOURG
AVERY DENNISON LUXEMBOURG S.A.R.L.	LUXEMBOURG
AVERY DENNISON MANAGEMENT GMBH	GERMANY
AVERY DENNISON MANAGEMENT KGAA	LUXEMBOURG
AVERY DENNISON MANAGEMENT LUXEMBOURG S.A.R.L.	LUXEMBOURG
AVERY DENNISON MATERIALS EUROPE B.V.	NETHERLANDS
AVERY DENNISON MATERIALS EUROPE GMBH	SWITZERLAND
AVERY DENNISON MATERIALS FRANCE S.A.R.L.	FRANCE
AVERY DENNISON MATERIALS GMBH	GERMANY
AVERY DENNISON MATERIALS IRELAND LIMITED	IRELAND
AVERY DENNISON MATERIALS NEDERLAND BV	NETHERLANDS
AVERY DENNISON MATERIALS NEW ZEALAND LIMITED	NEW ZEALAND
AVERY DENNISON MATERIALS PTY LIMITED	AUSTRALIA
AVERY DENNISON MATERIALS ROM SRL	ROMANIA
AVERY DENNISON MATERIALS RUSSIA LLC	RUSSIA
AVERY DENNISON MATERIALS SALES FRANCE S. A. S.	FRANCE
AVERY DENNISON MATERIALS SALES GERMANY GMBH	GERMANY
AVERY DENNISON MATERIALS SDN BHD	MALAYSIA
AVERY DENNISON MATERIALS UKRAINE	UKRAINE
AVERY DENNISON MATERIALS U.K. LIMITED	UNITED KINGDOM
AVERY DENNISON MAURITIUS LTD.	MAURITIUS
AVERY DENNISON MOROCCO SARL	MOROCCO
AVERY DENNISON NETHERLANDS INVESTMENT 0 BV	NETHERLANDS
AVERY DENNISON NETHERLANDS INVESTMENT I BV	NETHERLANDS
AVERY DENNISON NETHERLANDS INVESTMENT II B. V.	NETHERLANDS
AVERY DENNISON NETHERLANDS INVESTMENT III BV	NETHERLANDS
AVERY DENNISON NETHERLANDS INVESTMENT IX BV	NETHERLANDS
AVERY DENNISON NETHERLANDS INVESTMENT NORTH AMERICA BV	NETHERLANDS
AVERY DENNISON NETHERLANDS INVESTMENT VI BV	NETHERLANDS
AVERY DENNISON NETHERLANDS INVESTMENT VII B.V.	NETHERLANDS
AVERY DENNISON NETHERLANDS INVESTMENT VIII COOPERATIEF U.A.	NETHERLANDS
AVERY DENNISON NETHERLANDS INVESTMENT X B V	NETHERLANDS
AVERY DENNISON NETHERLANDS INVESTMENT XI COOPERATIEF U.A.	NETHERLANDS
AVERY DENNISON NETHERLANDS INVESTMENT XII BV	NETHERLANDS
AVERY DENNISON NORDIC APS	DENMARK
AVERY DENNISON NTP A. S.	NORWAY
AVERY DENNISON OFFICE ACCESSORIES U.K. LIMITED	UNITED KINGDOM

AVERY DENNISON OFFICE PRODUCTS COMPANY	U.S.A.
AVERY DENNISON OFFICE PRODUCTS DE MEXICO, S DE R.L. DE C.V.	MEXICO
AVERY DENNISON OFFICE PRODUCTS HOLDINGS COMPANY	U.S.A.
AVERY DENNISON OFFICE PRODUCTS ITALIA S.R.L.	ITALY
AVERY DENNISON OFFICE PRODUCTS MANUFACTURING U.K. LTD.	UNITED KINGDOM
AVERY DENNISON OFFICE PRODUCTS PTY LIMITED	AUSTRALIA
AVERY DENNISON OFFICE PRODUCTS (NZ) LIMITED	NEW ZEALAND
AVERY DENNISON OFFICE PRODUCTS (PTY.) LTD.	SOUTH AFRICA
AVERY DENNISON OVERSEAS CORPORATION	U.S.A.
AVERY DENNISON OVERSEAS CORPORATION (JAPAN BRANCH)	JAPAN
AVERY DENNISON PENSION TRUSTEE LIMITED	UNITED KINGDOM
AVERY DENNISON PERU S. R. L.	PERU
AVERY DENNISON POLSKA SP. Z O.O.	POLAND
AVERY DENNISON PRAHA SPOL. S R. O.	CZECH REPUBLIC
AVERY DENNISON RBIS PTY LTD	AUSTRALIA
AVERY DENNSION RBIS SINGAPORE PTE	SINGAPORE
AVERY DENNISON RETAIL INFORMATION SERVICES COLOMBIA S. A.	COLOMBIA
AVERY DENNISON RETAIL INFORMATION SERVICES DE MEXICO, S. A. DE C.V.	MEXICO
AVERY DENNISON RETAIL INFORMATION SERVICES DOMINICAN REPUBLIC, S. A.	DOMINICAN REPUBLIC
AVERY DENNISON RETAIL INFORMATION SERVICES EL SALVADOR S. A. DE C. V.	EL SALVADOR
AVERY DENNISON RETAIL INFORMATION SERVICES GUATEMALA, S. A.	GUATEMALA
AVERY DENNISON RETAIL INFORMATION SERVICES HONDURAS, S. R.L.	HONDURAS
AVERY DENNISON RETAIL INFORMATION SERVICES LLC	U.S.A.
AVERY DENNSION RETAIL INFORMATION SERVICES PERU SAC	PERU
AVERY DENNISON RETAIL INFORMATION SERVICES UK LTD.	UNITED KINGDOM
AVERY DENNISON RETAIL INFORMATION SERVICES (PTY) LTD	SOUTH AFRICA
AVERY DENNISON RFID COMPANY	U.S.A.
AVERY DENNISON RIS KOREA LTD.	KOREA
AVERY DENNISON RIS MALAYSIA SDN BHD.	MALAYSIA
AVERY DENNISON RIS TAIWAN LTD.	TAIWAN
AVERY DENNISON RIS VIETNAM CO. LTD.	VIETNAM
AVERY DENNISON R.I.S. FRANCE S. A. S.	FRANCE
AVERY DENNISON R.I.S. IBERIA S.L.	SPAIN
AVERY DENNISON R.I.S. ITALIA S.R.L.	ITALY
AVERY DENNISON R.I.S. POLSKA SP.ZO.O	POLAND
AVERY DENNISON SCANDINAVIA AB	SWEDEN
AVERY DENNISON SCANDINAVIA APS	DENMARK
AVERY DENNISON SCHWEIZ AG	SWITZERLAND
AVERY DENNISON SECURITY PRINTING EUROPE APS	DENMARK
AVERY DENNISON SHARED SERVICES, INC.	U.S.A.
AVERY DENNISON SINGAPORE INVESTMENTS B.V.	NETHERLANDS
AVERY DENNISON SINGAPORE (PTE) LTD	SINGAPORE
AVERY DENNISON SOUTH AFRICA (PROPRIETARY) LIMITED	SOUTH AFRICA
AVERY DENNISON SYSTEMES D’ETIQUETAGE FRANCE S.A.S.	FRANCE
AVERY DENNISON S.R.L.	ROMANIA
AVERY DENNISON TEKSTIL URUNLERI SANAYI VE TICARET LIMITED SIRKETI	TURKEY
AVERY DENNISON U.K. II LIMITED	UNITED KINGDOM
AVERY DENNISON U.K. III LIMITED	UNITED KINGDOM
AVERY DENNISON U.K. LIMITED	UNITED KINGDOM
AVERY DENNISON VERMOGENSVERWALTUNGS GMBH & CO K.G.	GERMANY
AVERY DENNISON ZWECKFORM AUSTRIA GMBH	AUSTRIA
AVERY DENNISON ZWECKFORM OFFICE PRODUCTS EUROPE GMBH	GERMANY
AVERY DENNISON ZWECKFORM OFFICE PRODUCTS MANUFACTURING GMBH	GERMANY
AVERY DENNISON (ASIA) HOLDINGS LIMITED	MAURITIUS
AVERY DENNISON (CHINA) COMPANY LIMITED	CHINA
AVERY DENNISON (FUZHOU) CONVERTED PRODUCTS LIMITED	CHINA

AVERY DENNISON (GUANGZHOU) CONVERTED PRODUCTS LIMITED	CHINA
AVERY DENNISON (GUANGZHOU) CO. LTD.	CHINA
AVERY DENNISON (HONG KONG) LIMITED	HONG KONG
AVERY DENNISON (INDIA) PRIVATE LIMITED	INDIA
AVERY DENNISON (IRELAND) LIMITED	IRELAND
AVERY DENNISON (KUNSHAN) CO., LIMITED	CHINA
AVERY DENNISON (MALAYSIA) SDN. BHD.	MALAYSIA
AVERY DENNISON (QINGDAO) CONVERTED PRODUCTS LIMITED	CHINA
AVERY DENNISON (SUZHOU) CO. LIMITED	CHINA
AVERY DENNISON (THAILAND) LTD.	THAILAND
AVERY DENNISON (VIETNAM) LIMITED	VIETNAM
AVERY DENNISON, S.A. DE C.V.	MEXICO
AVERY GRAPHIC SYSTEMS, INC.	U.S.A.
AVERY HOLDING LIMITED	UNITED KINGDOM
AVERY HOLDING S.A.S.	FRANCE
AVERY LLC	U.S.A.
AVERY OFFICE PRODUCTS PUERTO RICO L.L.C.	PUERTO RICO
AVERY PACIFIC LLC	U.S.A.
AVERY PROPERTIES PTY. LIMITED	AUSTRALIA
BEST COURAGE INTERNATIONAL LIMITED	BRITISH VIRGIN ISLANDS
BONFIRE MANAGEMENT LIMITED	BRITISH VIRGIN ISLANDS
COLLITEX S.R.L.	ITALY
CREATERO GMBH	GERMANY
DENNISON INTERNATIONAL COMPANY	U.S.A.
DENNISON MANUFACTURING COMPANY	U.S.A.
DENNISON MOROCCO SARL	MOROCCO
EUSTON FINANCIAL LIMITED	BRITISH VIRGIN ISLANDS
INDUSTRIAL DE MARCAS LTDA	COLOMBIA
INFODRAGON MANAGEMENT LIMITED	BRITISH VIRGIN ISLANDS
JAC ASIA PACIFIC SDN BHD	MALAYSIA
JAC CARIBE C.S.Z.	DOMINICAN REPUBLIC
JAC DO BRASIL LTDA.	BRAZIL
JAC NEW ZEALAND LIMITED	NEW ZEALAND
JAC (U.K.) LIMITED	UNITED KINGDOM
JACKSTADT FRANCE S.N.C.	FRANCE
JACKSTADT SOUTH AFRICA (PTY) LTD.	SOUTH AFRICA
JINTEX LIMITED	JERSEY, CHANNEL ISLANDS
KUNSHAN DAH MEI WEAVING CO. LTD	CHINA
L&E AMERICAS SERVICIOS, S. A. DE C.V.	MEXICO
MARKSTAR INTERNATIONAL LTD.	HONG KONG
MODERN MARK INTERNATIONAL LIMITED	HONG KONG
MONARCH MARKING SYSTEMS HOLDINGS LTD	UNITED KINGDOM
MONARCH MARKING (S.E.A.) PTE. LTD	SINGAPORE
NAPERVILLE GLOBAL LIMITED	BRITISH VIRGIN ISLANDS
NEW WALES FINANCE LIMITED	BRITISH VIRGIN ISLANDS
NEWCLASSIC INVESTMENT LIMITED	BRITISH VIRGIN ISLANDS
PAXAR BANGLADESH LTD.	BANGLADESH
PAXAR B. V.	NETHERLANDS
PAXAR CANADA CORPORATION	CANADA
PAXAR CORPORATION	U.S.A.
PAXAR CORPORATION (MALAYSIA) SDN. BHD.	MALAYSIA
PAXAR DE COLOMBIA FTZ LTDA.	COLOMBIA
PAXAR DE EL SALVADOR S. A. DE C. V.	EL SALVADOR
PAXAR DE GUATEMALA, S. A.	GUATEMALA
PAXAR DE MEXICO S. A. DE C. V.	MEXICO
PAXAR DE NICARAGUA. S.A.	NICARAGUA

PAXAR DO BRASIL LTDA	BRAZIL
PAXAR EUROPE (1998) LTD.	UNITED KINGDOM
PAXAR FAR EAST LTD.	HONG KONG
PAXAR KOREA LTD.	SOUTH KOREA
PAXAR PACKAGING (GUANGZHOU) LTD.	CHINA
PAXAR PAKISTAN (PVT) LTD.	PAKISTAN
PAXAR (CHINA) LTD.	HONG KONG
PAXAR (THAILAND) LIMITED	THAILAND
PT AVERY DENNISON INDONESIA	INDONESIA
PT AVERY DENNISON PACKAGING INDONESIA	INDONESIA
P. T. PACIFIC LABEL INDONESIA	INDONESIA
P. T. PAXAR INDONESIA	INDONESIA
RF IDENTICS, INC.	U.S.A.
RINKE DIS TISCARET LTD (SIRKETI)	TURKEY
RINKE ETIKET SERVIS SANAYI VE TICARET LTD SIRKETI	TURKEY
RVL AMERICAS, S DE R.L. DE C.V.	MEXICO
RVL CENTRAL AMERICA, S. A.	GUATEMALA
RVL PACKAGING FAR EAST LIMITED	HONG KONG
RVL PRINTED LABEL FAR EAST LIMITED	HONG KONG
RVL SERVICE, S. DE R. L. DE C. V.	MEXICO
SECURITY PRINTING DIVISION, INC.	U.S.A.
SINGAPORE LACES & LABELS (PTE) LIMITED	SINGAPORE
SKILLFIELD INVESTMENTS LIMITED	BRITISH VIRGIN ISLANDS
SU ZHOU JI ZHONG GARMENTS ACCESSORY CO. LIMITED	CHINA
SUZHOU FENG YI HENG YE DYE CO. ,LTD.	CHINA
TIGER EIGHT GROUP LIMITED	BRITISH VIRGIN ISLANDS
UNIVERSAL PACKAGING & DESIGN, LTD.	HONG KONG
WORLDWIDE RISK INSURANCE, INC.	U.S.A.

(1) Each subsidiary listed on this Exhibit 21 is a Consolidated Subsidiary